                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                               663,607.12
Available Funds:
       Contract Payments due and received in this period                                                       6,237,586.15
       Contract Payments due in prior period(s) and received in this period                                      283,076.69
       Contract Payments received in this period for next period                                                 162,333.05
       Sales, Use and Property Tax, Maintenance, Late Charges                                                    138,166.54
       Prepayment Amounts related to early termination in this period                                            610,060.37
       Servicer Advance                                                                                        1,032,440.76
       Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
       Transfer from Reserve Account                                                                               7,410.40
       Interest earned on Collection Account                                                                       5,463.54
       Interest earned on Affiliated Account                                                                         587.24
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
         contract < Predecessor contract)                                                                              0.00
       Amounts paid under insurance policies                                                                           0.00
       Any other amounts                                                                                               0.00
                                                                                                               ------------
Total Available Funds                                                                                          9,140,731.86
Less: Amounts to be Retained in Collection Account                                                               479,601.56
AMOUNT TO BE DISTRIBUTED                                                                                       8,661,130.30
                                                                                                               ============
DISTRIBUTION OF FUNDS:

       1.   To Trustee -  Fees                                                                                         0.00
       2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           283,076.69
       3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                                     0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                         5,954,342.38
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                           357,765.00
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                           517,178.81
                b) Class B Principal and Interest                                                                116,705.29
                c) Class C Principal and Interest                                                                235,426.61
                d) Class D Principal and Interest                                                                158,595.09
                e) Class E Principal and Interest                                                                216,461.52

       4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
       5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution

                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   280,992.53
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  202,527.85
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          7,410.40
       6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           144,217.32
       7.   To Servicer, Servicing Fee and other Servicing Compensations                                         186,430.81
                                                                                                               ------------
TOTAL FUNDS DISTRIBUTED                                                                                        8,661,130.30
                                                                                                               ============
                                                                                                               ------------
End of Period Collection Account Balance {Includes Payments in Advance
 & Restricting Event Funds (if any)}                                                                             479,601.56
                                                                                                               ============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                            $ 6,443,748.69
        - Add Investment Earnings                                                                                  7,410.40
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
        - Less Distribution to Certificate Account                                                                 7,410.40
                                                                                                             --------------
End of period balance                                                                                        $ 6,443,748.69
                                                                                                             ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $ 6,443,748.69
                                                                                                             ==============

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                      206,411,479.17
                   Pool B                                                                       56,085,007.38
                                                                                               --------------
                                                                                                                  262,496,486.55
Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  698,513.82
Class A Monthly Interest - Pool B                                                                  189,796.38

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               3,889,013.84
Class A Monthly Principal - Pool B                                                               2,051,962.15
                                                                                               --------------
                                                                                                                    5,940,975.99
Ending Principal Balance of the Class A Notes
                   Pool A                                                                      202,522,465.33
                   Pool B                                                                       54,033,045.23
                                                                                               --------------     --------------
                                                                                                                  256,555,510.56
                                                                                                                  ==============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $378,036,000      Original Face $378,036,000             Balance Factor
  $          2.349803             $          15.715371                   67.865365%
-----------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                              0.00
                   Class A2                                                                      5,960,486.55
                   Class A3                                                                    122,000,000.00
                   Class A4                                                                    134,536,000.00

                                                                                               --------------

Class A Monthly Interest                                                                                          262,496,486.55
                   Class A1 (Actual Number Days/360)                                                     0.00
                   Class A2                                                                         13,366.39
                   Class A3                                                                        357,765.00
                   Class A4                                                                        517,178.81

                                                                                               --------------

Class A Monthly Principal
                   Class A1                                                                              0.00
                   Class A2                                                                      5,940,975.99
                   Class A3                                                                              0.00
                   Class A4                                                                              0.00

                                                                                               --------------
                                                                                                                    5,940,975.99
Ending Principal Balance of the Class A Notes
                   Class A1                                                                              0.00
                   Class A2                                                                         19,510.56
                   Class A3                                                                    122,000,000.00
                   Class A4                                                                    134,536,000.00

                                                                                               --------------
                                                                                                                  --------------
                                                                                                                  256,555,510.56
                                                                                                                  ==============

Class A1

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $59,500,000       Original Face $59,500,000              Balance Factor

  $         0.224645              $          99.848336                    0.032791%
-----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

V. CLASS B NOTE PRINCIPAL1 BALANCE

Beginning Principal Balance of the Class B Notes
                       Pool A                                                 3,516,305.12
                       Pool B                                                   955,431.34
                                                                              ------------
                                                                                                4,471,736.46

Class B Overdue Interest, if any                                                      0.00
Class B Monthly Interest - Pool A                                                12,186.93
Class B Monthly Interest - Pool B                                                 3,311.37
Class B Overdue Principal, if any                                                     0.00
Class B Monthly Principal - Pool A                                               66,250.96
Class B Monthly Principal - Pool B                                               34,956.03
                                                                              ------------
                                                                                                  101,206.99
Ending Principal Balance of the Class B Notes
                       Pool A                                                 3,450,054.16
                       Pool B                                                   920,475.31
                                                                              ------------      ------------
                                                                                                4,370,529.47
                                                                                                ============

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $6,440,000    Original Face $6,440,000       Balance Factor
  $          2.406568         $         15.715371            67.865364%
--------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                       Pool A                                                 7,038,070.37
                       Pool B                                                 1,912,346.31
                                                                              ------------
                                                                                                8,950,416.68

Class C Overdue Interest, if any                                                      0.00
Class C Monthly Interest - Pool A                                                25,835.58
Class C Monthly Interest - Pool B                                                 7,019.90
Class C Overdue Principal, if any                                                     0.00
Class C Monthly Principal - Pool A                                              132,604.80
Class C Monthly Principal - Pool B                                               69,966.33
                                                                              ------------
                                                                                                  202,571.13
Ending Principal Balance of the Class C Notes
                       Pool A                                                 6,905,465.57
                       Pool B                                                 1,842,379.98
                                                                              ------------      ------------
                                                                                                8,747,845.55
                                                                                                ============

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $12,890,000   Original Face $12,890,000      Balance Factor
  $          2.548912         $         15.715371            67.865365%
--------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                       Pool A                                                 4,690,226.89
                       Pool B                                                 1,274,403.01
                                                                              ------------
                                                                                                5,964,629.90

Class D Overdue Interest, if any                                                      0.00
Class D Monthly Interest - Pool A                                                18,557.66
Class D Monthly Interest - Pool B                                                 5,042.39
Class D Overdue Principal, if any                                                     0.00
Class D Monthly Principal - Pool A                                               88,368.91
Class D Monthly Principal - Pool B                                               46,626.13
                                                                              ------------
                                                                                                  134,995.04
Ending Principal Balance of the Class D Notes
                       Pool A                                                 4,601,857.98
                       Pool B                                                 1,227,776.88
                                                                              ------------      ------------
                                                                                                5,829,634.86
                                                                                                ============

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $8,590,000    Original Face $8,590,000       Balance Factor
  $       2.747386             $        15.715371             67.865365%
--------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                       Pool A                                                 5,864,148.62
                       Pool B                                                 1,593,374.66
                                                                              ------------
                                                                                                7,457,523.28

Class E Overdue Interest, if any                                                      0.00
Class E Monthly Interest - Pool A                                                37,491.46
Class E Monthly Interest - Pool B                                                10,186.98
Class E Overdue Principal, if any                                                     0.00
Class E Monthly Principal - Pool A                                              110,486.85
Class E Monthly Principal - Pool B                                               58,296.23
                                                                              ------------
                                                                                                  168,783.08
Ending Principal Balance of the Class E Notes
                       Pool A                                                 5,753,661.77
                       Pool B                                                 1,535,078.43
                                                                              ------------      ------------
                                                                                                7,288,740.20
                                                                                                ============

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $10,740,000   Original Face $10,740,000      Balance Factor
  $         4.439333           $        15.715371             67.865365%
--------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                       Pool A                                                 7,036,566.75
                       Pool B                                                 1,911,937.76
                                                                              ------------
                                                                                                8,948,504.51

Residual Interest - Pool A                                                      226,849.15
Residual Interest - Pool B                                                       54,143.38
Residual Principal - Pool A                                                     132,576.47
Residual Principal - Pool B                                                      69,951.38
                                                                              ------------
                                                                                                  202,527.85
Ending Residual Principal Balance
                       Pool A                                                 6,903,990.28
                       Pool B                                                 1,841,986.38
                                                                              ------------      ------------
                                                                                                8,745,976.66
                                                                                                ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                  186,430.81
- Servicer Advances reimbursement                                                                 283,076.69
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 144,217.32
                                                                                                  ----------
Total amounts due to Servicer                                                                     613,724.82
                                                                                                  ==========

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                     234,556,796.92

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                                    4,419,301.85

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  --------------
   ending of the related Collection Period                                                                        230,137,495.07
                                                                                                                  ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                             4,419,301.85

    - Principal portion of Prepayment Amounts                                                          0.00

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
         Contracts during the Collection Period                                                        0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
         Collection Period                                                                             0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
         during Collection Period                                                                      0.00

                                                                                               ------------
                               Total Decline in Aggregate Discounted Contract Balance          4,419,301.85
                                                                                               ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                      63,732,500.43

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                                    2,331,758.25

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  --------------
   ending of the related Collection Period                                                                         61,400,742.18
                                                                                                                  ==============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                             1,724,446.57

    - Principal portion of Prepayment Amounts                                                    607,311.68

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
         Contracts during the Collection Period                                                        0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
         Collection Period                                                                             0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
         during Collection Period                                                                      0.00

                                                                                               ------------
                               Total Decline in Aggregate Discounted Contract Balance          2,331,758.25
                                                                                               ============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 291,538,237.25
                                                                                                                  ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                                     Predecessor
                                                                         Discounted            Predecessor           Discounted
Lease #           Lessee Name                                           Present Value            Lease #            Present Value
------------------------------------------------------------            -------------          -----------         ---------------
3092-701          RADIOLOGY SPECIALISTS, LTD                            $1,285,497.56             3083-701         $    619,156.09

                                                                        -------------                              ---------------
                                                              Totals:   $1,285,497.56                              $    619,156.09

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $    619,156.09
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              0.19%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES     NO  X

         POOL B

                                                                                                                     Predecessor
                                                                         Discounted            Predecessor           Discounted
Lease #           Lessee Name                                           Present Value            Lease #            Present Value
------------------------------------------------------------            -------------          -----------         ---------------
                  NONE

                                                                        -------------                              ---------------
                                                              Totals:   $        0.00                              $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES    NO  X

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                                     Predecessor
                                                                         Discounted            Predecessor           Discounted
Lease #           Lessee Name                                           Present Value            Lease #            Present Value
------------------------------------------------------------            -------------          -----------         ---------------
3694-002          Community Radiology of Virginia, Inc.                 $3,261,116.93             2771-001         $  3,215,821.21
3718-002          USD Dayton, Inc. and USD Dayton Holding               $  758,012.82             2973-003         $    180,086.79
3718-003          USD Dayton, Inc. and USD Dayton Holding               $2,385,619.17             3042-701         $    496,910.77
                                                                                                  3042-702         $    496,545.09
                                                                                                  3042-703         $    568,430.94
                                                                                                  2696-001         $    229,571.22
                                                                                                  1789-003         $    245,541.19
                                                                                                  2973-001         $    545,805.09
                                                                                               2003385-004         $    228,502.25
                                                                                               2008553-001         $     27,358.62
                                                                                               2009504-003         $     15,700.20
                                                                        -------------                              ---------------
                                                              Totals:   $6,404,748.92                              $  6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                              $6,250,273.37
b) Total discounted Contract Balance of Substitute Receivables                               $6,404,748.92
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                          $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES  X     NO

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                     Predecessor
                                                                         Discounted            Predecessor           Discounted
Lease #           Lessee Name                                           Present Value            Lease #            Present Value
------------------------------------------------------------            -------------          -----------         ---------------
                  None

                                                                        -------------                              ---------------
                                                              Totals:   $        0.00                              $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b) Total discounted Contract Balance of Substitute Receivables                                    $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                YES      NO  X

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.               AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
This Month                         3,492,000.99    This Month                     291,538,237.25
1 Month Prior                      8,008,149.15    1 Month Prior                  298,289,297.35
2 Months Prior                     6,430,800.83    2 Months Prior                 309,575,487.04

Total                             17,930,950.97    Total                          899,403,021.64

a) 3 MONTH AVERAGE                 5,976,983.66    b) 3 MONTH AVERAGE             299,801,007.21

c) a/b                                     1.99%

2.  Does a Delinquency Condition Exist (1c > 6% )?                 Yes    No  X
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?          Yes    No  X

    B. An Indenture Event of Default has occurred and is
       then continuing?                                            Yes    No  X

4.  Has a Servicer Event of Default occurred?                      Yes    No  X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                               Yes    No  X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation not
       remedied within 90 days?                                    Yes    No  X
    C. As of any Determination date, the sum of all
       defaulted contracts since the Closing date exceeds 6% of
       the ADCB on the Closing Date?                               Yes    No  X

6.  Aggregate Discounted Contract Balance at
    Closing Date                                     Balance  $   429,583,246.18

    DELINQUENT LEASE SUMMARY

Days Past Due                  Current Pool Balance                       # Leases
-------------                  --------------------                       --------
      31 - 60                         13,296,228.08                             32
      61 - 90                          5,214,682.01                             22
     91 - 180                          3,492,000.99                             25

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization